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                                                                    EXHIBIT 10.4



                         AMENDMENT TO ESCROW AGREEMENT


         This Amendment to Escrow Agreement is entered into effective November 15, 1996 by and between Dransfield China Paper Corporation, a British Virgin Islands corporation ("DCPC"); SuperCorp Inc., an Oklahoma corporation ("SuperCorp"); and Liberty Bank & Trust Company of Oklahoma City, N.A. ("Liberty Bank").

         In consideration of the representations, undertakings, and promises set forth below, the parties agree as follows:

         1. REPRESENTATIONS. The parties represent that they executed an Escrow Agreement on August 20, 1996 relating to the filing by DCPC of a Form S-1 ("the S-1") and S-4 ("the S-4") Registration Statements with the Securities and Exchange Commission ("the Commission") and the placing into escrow with Liberty Bank of 461,572 shares of DCPC's common stock ("the Spinoff shares"), 38,428 shares of DCPC's common stock ("the Escrow shares"), and 500,000 stock purchase warrants ("the U.S. warrants").

         2. AMENDMENTS TO THE ESCROW AGREEMENT. The parties amend the Escrow Agreement as follows:

                 2.1 Paragraph 6 of the Escrow Agreement is amended to eliminate the words "and S-4."

                 2.2 Paragraph 5 of the Escrow Agreement is amended to strike the period at the end and to add the following:

                          ;provided, however, that all certificates
                          representing the ownership of 10 or fewer shares of DCPC Common Stock shall not immediately be delivered to DCPC's stock registrar-transfer agent, but shall continue to be held in escrow until such time as Liberty Bank has received written instructions from SuperCorp with respect to such delivery, it being contemplated that SuperCorp shall communicate with the owners of the shares represented by such
                          small-denomination certificates, and extend to each
                          of such owners the election either to receive the stock certificate or to have the shares represented by such certificate sold in a broker's transaction with the shares desired to be sold by other small-denomination owners and to receive the net proceeds of such sale.
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                                             Dransfield China Paper Corporation

                                             by:



                                             /s/ T.E. King
                                             ---------------------------------
                                             T. E. King, President





                                             Liberty Bank & Trust Company of
                                               Oklahoma City, N.A.

                                             by:


                                             /s/ John Brown
                                             ---------------------------------
                                             John Brown, Senior Vice President



                                             SuperCorp, Inc.

                                             by:


                                             /s/ T.E. King
                                             ---------------------------------
                                             T. E. King, President